EMPLOYMENT AGREEMENT

EMPLOYMENT AGREEMENT (the "Agreement") made as of this 8th day of February, 2008 by and between China Wind Systems, Inc., a Delaware corporation, having an office at No. 9 Yanyu Middle Road, Qianzhou Village, Huishan District, Wuxi City, Jiangsu Province, People’s Republic of China (here-inafter referred to as "Employer") and Judy Ye, an individual residing at _________________ (hereinafter referred to as "Employee");

W I T N E S S E T H:

WHEREAS, Employer desires to employ Employee as Chief Financial Officer of Employer; and

WHEREAS, Employee is willing to be employed as the Chief Financial Officer of Employer in the manner provided for herein, and to perform the duties of the Chief Financial Officer of Employer upon the terms and conditions herein set forth;

NOW, THEREFORE, in consideration of the promises and mutual covenants herein set forth it is agreed as follows:

1. Employment of Chief Financial Officer of Employer. Employer hereby employs Employee as Chief Financial Officer of Employer, subject to the terms and conditions set forth in this Agreement.

2. Term.

a. Subject to Section 8 and Section 9 below, the term of this Agreement shall be for a period of twenty-four (24) months commencing on February 8, 2008 (the “Term”). This Agreement shall terminate automatically at the end of the Term unless otherwise extended upon terms to be negotiated and mutually agreed to by both parties. During the Term, Employee shall devote substantially all of her business time and efforts to Employer and its subsidiaries and affiliates.

3. Duties. The Employee shall perform those functions generally performed by persons of such title and position, and under the Employer’s bylaws. The Employee shall attend all meetings of the stock-holders and the Board (if invited to attend), shall perform any and all related duties and shall have any and all powers as may be prescribed by resolution of the Board, and shall be available to confer and consult with and advise the officers and directors of Employer at such times that may be required by Employer. Employee shall report directly and solely to the Board. As contemplated herein, the duties of the Employee shall include, but not limited, to the following: (a) review of Employer’s accounting records; (b) implementation of appropriate internal financial controls; (c) communication with Employer’s internal accounting staff; (d) liaison with Employer’s auditor and legal counsel regarding SEC filing and reporting requirements; (e) preparation of Employer’s consolidated financial statements and footnotes, and management discussion and analysis, for inclusion in Employer’s SEC filings and reports; (f) maintenance of Employer’s books and records and bank accounts in the United States; (g) meeting with Employer’s management and visit with Employer’s operational facilities; (h) participation at investor meetings and conferences; and (i) communication with Employer’s investor relationship firm.

4. Compensation.

a. (i)  Employee shall be paid a base pay of USD $85,000 per year (or the equivalent in RMB based on exchange rates applicable at the time of payment) during the Term of this Agreement. Employee shall be paid once per fiscal quarter commencing with the quarter beginning February 1, 2008, payable on the first day of each such quarter.

(ii) Employee is eligible to participate in any other compensation programs established by the Employer’s board of director or compensation committee for its executive officers, if any, which will be determined and paid in accordance with policies set from time to time by the Board (or compensation committee thereof).

(iii) Employee shall be entitled to a twenty-day paid vacation for each fiscal year of the Term.

b. Within ten days following the commencement of employment, Employer shall grant Employee a non-statutory option to purchase up to 120,000 shares of common stock at an exercise price of $2.00 per share, which shall be exercisable for a period of two (2) years, subject to the additional terms set forth below and in the form of agreement approved by the Board of Directors (the “Option”). The Option shall vest as follows, conditioned upon the “Continuous Service” of the Employee:

60,000 of the Options shall vest and become exercisable on the date that is 12 months from the issuance date of the Option, and

60,000 of the Options shall vest and become exercisable on the date that is 24 months from the issuance date of the Option.

c.  Employee shall be eligible to participate in any employee benefit plans intended for all employees, or for all executive officers, that may be established from time to time by Employer.

d. As used herein, “Continuous Service” means that the provision of services to Employer in Employee’s capacity as Chief Financial Officer is not interrupted or terminated. In jurisdictions requiring notice in advance of an effective termination as an employee, Continuous Service shall be deemed terminated upon the actual cessation of providing services to Employer, notwithstanding any required notice period that must be fulfilled before a termination as an employee can be effective under applicable laws. Continuous Service shall not be considered interrupted in the case of any approved leave of absence.

5.  Expenses. Employee shall be reimbursed for all of her actual out-of-pocket expenses incurred in the performance of her duties hereunder, provided such expenses are acceptable to Employer, which approval shall not be unreasonably withheld, for business related travel and entertainment expenses, and that Employee shall submit to Employer detailed receipts, according to IRS guidelines, with respect thereto.

6. Secrecy. At no time shall Employee disclose to anyone any confidential or secret information (not already constituting information available to the public) concerning (a) internal affairs or proprietary business operations of Employer or (b) any trade secrets, new product developments, patents, programs or programming, especially unique processes or methods.

7.  Covenant Not to Compete.

(a)  Subject to, and limited by, Section 9(b), and except as set forth in attached Schedule 7, Employee will not, at any time, during the term of this Agreement, and for one (1) year thereafter, either directly or indirectly, engage in, with or for any enterprise, institution, whether or not for profit, business, or company, competitive with the business (as identified herein) of Employer as such business may be conducted on the date thereof, as a creditor, guarantor, or financial backer, stockholder, director, officer, consultant, advisor, employee, member, inventor, producer, director, or otherwise of or through any corporation, partner-ship, association, sole proprietorship or other entity; provided, that an investment by Employee, her spouse or her children is permitted if such investment is not more than four percent (4%) of the total debt or equity capital of any such competitive enterprise or business and further provided that said competitive enterprise or business is a publicly held entity whose stock is listed and traded on a national stock exchange or through the NASDAQ Stock Market. As used in this Agreement, the business of Employer shall be deemed to include the manufacturing and marketing of imaging systems.

(b)  For a period one year from the date of termination of this agreement Employee shall not contact or solicit any of the Company’s customers, employees or suppliers.

(c)  During the entire time of employment, any outside consulting (paid or unpaid), employment, business venture or compensated activities (excluding those described in attached Schedule 7) must receive the written approval of the employee compensation committee, established by the board of directors, or any other committee of the board of directors serving such function.

8.  Termination.

a.  Termination by Employer

(i)  Employer may terminate this Agreement upon written notice for Cause. For purposes hereof, "Cause" shall mean (A) Employee's misconduct as could reasonably be expected to have a material adverse effect on the business and affairs of Employer, (B) the Employee's disregard of lawful instructions of Employers Board of Directors consistent with Employee's position relating to the business of Employer or neglect of duties or failure to act, which, in each case, could reasonably be expected to have a material adverse effect on the business and affairs of Employer, (C) engaging by the Employee in conduct that constitutes activity in competition with Employer, including any unapproved activities identified in section 7(c) of this Agreement; (D) the conviction of Employee for the commission of a felony; and/or (E) the habitual abuse of alcohol or controlled substances. Notwithstanding anything to the contrary in this Section 8(a)(i), Employer may not terminate Employee's employment under this Agreement for Cause unless Employee shall have first received notice from the Board advising Employee of the specific acts or omissions alleged to constitute Cause, and such acts or omissions continue after Employee shall have had a reasonable opportunity (at least 10 days from the date Employee receives the notice from the Board) to correct the acts or omissions so complained of.

(ii) This Agreement shall automatically terminate upon the death of Employee, except that Employee's estate shall be entitled to receive any amount accrued under Section 4(a).

b. Termination by Employee

(i)  Employee shall have the right to terminate her employment under this Agreement upon 30 days' notice to Employer given within 90 days following the occurrence of any of the following events (A) through (E):

(A) Employee is not appointed or retained as Chief Financial Officer (or a substantially similar position).

(B) Employer acts to materially reduce Employee's duties and responsibilities hereunder. Employee's duties and responsibilities shall not be deemed materially reduced for purposes hereof solely by virtue of the fact that Employer is (or substantially all of its assets are) sold to, or is combined with, another entity, provided that Employee shall continue to have the same duties and responsibilities with respect to Employer's business, and Employee shall report directly to the board of directors of the entity (or individual) that acquires Employer or its assets.

(C) A Material Reduction (as hereinafter defined) in Employee's rate of base compensation, or Employee's other benefits. "Material Reduction" shall mean a ten percent (10%) differential;

(D) A failure by Employer to obtain the assumption of this Agreement by any successor;

(E) A material breach of this Agreement by Employer, which is not cured within thirty (30) days of written notice of such breach by Employer; or

(ii)  Anything herein to the contrary notwithstanding, Employee may terminate this Agreement upon sixty (60) days written notice to Employer.

(iii)  If Employee shall terminate this Agreement under Section 8(b)(i), Employee shall be entitled to receive the lesser of: (a) the remaining salary due to Employee under this Agreement, or (b) three (3) months salary, at the then applicable yearly salary rate set forth in section 4(a), (the “Severance Payment”). Other than the Severance Payment described in this section 8(b)(iii), Employer shall have no further obligation to compensate Employee pursuant to Section 4 above. If Employee shall terminate this Agreement pursuant to Section 8(b)(ii), Employee shall not be entitled to the Severance Payment or any additional compensation as provided in Section 4.

9. Consequences of Breach by Employer; Employment Termination.

a.  If the Employer shall terminate Employee's employment under this Agreement in any way that is a breach of this Agreement by Employer, the following shall apply:

(i) Employee shall be entitled to receive the Severance Payment as described in section 8(b)(iii). Other than such Severance Payment, Employer shall have no further obligation to compensate Employee pursuant to Section(s) 4 or 8 above;

(ii) Employee shall be entitled to payment of any previously declared bonus as provided in Section 4(a) above; and

(iii) Any unvested Options as described in Section 4(b) above shall immediately vest.

b. In the event of termination of Employee's employment pursuant to Section 8(b)(i) of this Agreement, Sections 7(a) and 7(b) shall apply to Employee for the number of months remaining under this Agreement at the time of termination plus a period of six (6) months thereafter.

c.  In all cases, upon termination of the employment relationship under this Agreement, the Employee agrees to exercise cooperation in returning all company records and information to the company, facilitating the transition of duties to a successor in an orderly manner, and at the request of the Employer, certifying financial statements or other documents over which the Employee had responsibility during the Employee’s term of employment.

10. Entire Agreement; Survival. This Agreement contains the entire agreement between the parties with respect to the transactions contemplated herein and supersedes, effective as of the date hereof any prior agreement or understanding between Employer and Employee with respect to Employee's employment by Employer. The unenforceability of any provision of this Agreement shall not effect the enforceability of any other provision. This Agreement may not be amended except by an agreement in writing signed by the Employee and the Employer, or any waiver, change, discharge or modification as sought. Waiver of or failure to exercise any rights provided by this Agreement and in any respect shall not be deemed a waiver of any further or future rights. The provisions of Sections 4, 6, 7, 8(a)(ii), 8(b)(iii), 9, 10, 11, 12, 13 and 14 shall survive the termination of this Agreement.

11. Assignment. This Agreement shall not be assigned to other parties.

12.  Governing Law. This Agreement and all the amendments hereof, and waivers and consents with respect thereto shall be governed by the laws of the State of Delaware, without regard to the conflicts of laws principles thereof.

13. Notices. All notices, responses, demands or other communications under this Agreement shall be in writing and shall be deemed to have been given when

a. delivered by hand;

b. sent be telex or telefax, (with receipt confirmed), provided that a copy is mailed by registered or certified mail, return receipt requested; or

c.  received by the addressee as sent be express delivery service (receipt requested) in each case to the appropriate addresses, telex numbers and telefax numbers as the party may designate to itself by notice to the other parties:

(i)     if to the Employer:
China Wind Systems, Inc.
No. 9 Yanyu Middle Road
Qianzhou Village, Huishan District
Wuxi City, Jiangsu Province, PRC
Facsimile: ___________
Telephone: (86) 51083397559

(ii)  if to the Employee:
Judy Ye
_____________________
_____________________
Telephone: (416) 502-3662

14. Severability of Agreement. Should any part of this Agreement for any reason be declared invalid by a court of competent jurisdiction, such decision shall not affect the validity of any remaining portion, which remaining provisions shall remain in full force and effect as if this Agreement had been executed with the invalid portion thereof eliminated, and it is hereby declared the intention of the parties that they would have executed the remaining portions of this Agreement without including any such part, parts or portions which may, for any reason, be hereafter declared invalid.

IN WITNESS WHEREOF, the undersigned have executed this agreement as of the day and year first above written.

Employee:

/s/ Judy Ye
Judy Ye
Date: February 8, 2008

Employer:

CHINA WIND SYSTEMS, INC.

By:	/s/ Jianhua Wu
Jianhua Wu Chief Executive Officer
Date: February 8, 2008

Schedule 7

During the Term, Employee has the following employments in addition to her employment with Employer, which Employee shall devote no more than fifteen percent (15%) of her business time and efforts:

1. As Chief Executive Officer of China Power until May 15, 2008

2. As Chief Executive Officer of Jiali Pharmaceutical Inc. until May 31, 2008

3. As President of ARSY Consulting Services, Limited (“ARSY”), provided that Employee’s duties to ARSY shall be solely managerial and supervisory in nature.